UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2016

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 27, 2016, Genesis Energy, L.P. (the “Partnership”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with RBC Capital Markets, LLC, BNP Paribas Securities Corp., Capital One Securities, Inc., Deutsche Bank Securities Inc., DNB Markets, Inc., Fifth Third Securities, Inc., Scotia Capital (USA) Inc. and SMBC Nikko Securities America, Inc. (each a “Sales Agent” and collectively, the “Sales Agents”). Pursuant to the Equity Distribution Agreement, the Partnership may sell from time to time through the Sales Agents common units representing limited partner interests (the “Common Units”) having an aggregate offering price of up to $400,000,000 (the “Offering”). The Common Units to be sold in the Offering are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (File No. 333-195858). Sales of the Common Units, if any, will be made by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415(a)(4) of the Securities Act including without limitation sales made directly on the New York Stock Exchange, on any other existing trading market for the Common Units or to or through a market maker or as otherwise agreed by the Partnership and the Sales Agents. Legal opinions related to the Common Units are filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.

Under the terms of the Equity Distribution Agreement, the Partnership may also sell Common Units from time to time to a Sales Agent as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Common Units to a Sales Agent as principal would be pursuant to the terms of a separate terms agreement between the Partnership and the Sales Agent.

The foregoing description is a brief summary of the Equity Distribution Agreement and does not purport to be a complete statement of the parties’ rights and obligations under the Equity Distribution Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated as of June 27, 2016, among Genesis Energy, L.P., RBC Capital Markets, LLC, BNP Paribas Securities Corp., Capital One Securities, Inc., Deutsche Bank Securities Inc., DNB Markets, Inc., Fifth Third Securities, Inc., Scotia Capital (USA) Inc. and SMBC Nikko Securities America, Inc.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the securities.

8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP as to certain federal income tax matters.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)

	By:	GENESIS ENERGY, LLC, as general partner

Date: June 27, 2016	By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated as of June 27, 2016, among Genesis Energy, L.P., RBC Capital Markets, LLC, BNP Paribas Securities Corp., Capital One Securities, Inc., Deutsche Bank Securities Inc., DNB Markets, Inc., Fifth Third Securities, Inc., Scotia Capital (USA) Inc. and SMBC Nikko Securities America, Inc.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the securities.

8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP as to certain federal income tax matters.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1).